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                                                                    EXHIBIT 10.1

                         [DELOITTE & TOUCHE LETTERHEAD]




                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-59686 of Etablissements Delhaize Freres et Cie "Le Lion" S.A. on
Form S-8 of our report dated April 2, 2001, appearing in this Annual Report on Form 20-F of Etablissements Delhaize Freres et Cie "Le Lion" S.A. for the year ended December 31, 2000.

Brussels, June 28, 2001



/s/ James Fulton
--------------------------------------
DELOITTE & TOUCHE
Reviseurs d'Enterprises SC s.f.d. SCRL
Represented by James Fulton


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